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                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                       MONTHLY PERIOD ENDING SEPTEMBER 30, 2003
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1999-C
                                        Class A - 055237AN1 Class B - 055237AP6
                                     Secured Note Trust - 05526RAB0 and U06841AC0


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $67,255,011.03
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 6,163,523.90
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $ 1,135,185.60
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   520,833.33
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1999-C   Certificates                                                                $ 6,777,876.16
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1999-C  Certificates                                                                 $67,255,011.03
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1999-C -Certificates                                                          $         0.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $         0.00
                                                                                                        --------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after
            giving effect to the deposits and withdrawals specified above, is equal to                  $40,000,000.00
                                                                                                        --------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $   493,770.83
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $    37,125.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $    71,666.67
                                                                                                        --------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $         0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $         0.00
                                                                                                        --------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $   493,770.83
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $    37,125.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $    71,666.67
                                                                                                        --------------

13.         To the knowledge of the undersigned, no Series 1999-C Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  10th  day  of  September,  2003.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/  Brian  P.  Sterling
          -----------------------------
          Name:     Brian  P.  Sterling
          -----------------------------
          Title:    Vice  President
          -------------------------
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